ORAGENICS

Developing Vaccines & Novel Antibiotics to Prevent & Treat Today's & Tomorrow's Infections

Corporate Presentation

NYSE American: **OGEN**

November 2021

Forward-Looking Statements

Certain statements made in this presentation include forward-looking actions that Oragenics, Inc. ("Oragenics," or the "Company") anticipates based on certain assumptions. These statements are indicated by words such as "expect", "anticipate", "should" and similar words indicating uncertainty in facts, figures and outcomes. Such statements are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. While Oragenics believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the Company are detailed in the Company's various reports filed by the Company with the Securities and Exchange Commission.

Agenda

- **Introduction**
  - Dr. Fred Telling, Executive Chair
- **COVID-19 Vaccine Commercial Analysis & Terra CoV-2 Opportunity**
  - Dr. Timothy Cooke, Commercial Consultant
- **Terra CoV-2 Development Status**
  - Terrence Cochrane, CMC Consultant
- **Corporate Status Update**
  - Michael Sullivan, Interim Principal Executive Officer and Chief Financial Officer

Corporate Overview

Oragenics is a development-stage company dedicated to fighting infectious diseases, including coronaviruses and multidrug-resistant organisms

Lead product is Terra CoV-2, a vaccine candidate to prevent COVID-19

- Gained access to multiple enabling technologies
- Focusing on intranasal vaccine due to medical need and potential for differentiation

Lantibiotics research program features a novel class of antibiotics to address infectious diseases that have developed resistance to commercial antibiotics

Investment Highlights

1 2 3

Terra CoV-2 Combines Multiple Technologies:

- De-risked antigen to SARS-CoV-2 spike protein vaccine technology from NIH
- Cell line that can rapidly respond to new variants from NRC Canada
- Intranasal adjuvant from Inspirevax

Potential for Highly Differentiated COVID-19 Vaccine:

- Intranasal vaccine could reduce transmission and is needle-free
- Limited number of competing intranasal vaccines (5 Phase 1/2 viral vaccines)
- Expect to file US IND in April 2022

Lantibiotics platform features a novel class of peptide antibacterial compounds, with activity against a variety of multidrug-resistant infections

COVID-19 Vaccine Commercial Analysis & Terra CoV-2 Opportunity

COVID-19 Vaccine Commercial Analysis

- **Market evolving rapidly across several dimensions**
  - Virus evolution with emergence & disappearance of variants
  - Target populations are increasingly "seropositive" (from vaccination or exposure)
  - Rapidly shifting competitive landscape
- **Terra CoV-2 commercial opportunity**
  - Assessed distinct formulations for intramuscular or intranasal administration
  - Intramuscular approach with Adjuvance TQL1055 adjuvant
  - Intranasal approach with Inspirevax BDX301 adjuvant

COVID-19 Vaccine Commercial Analysis
Rapid global evolution of variants

Global SARS-CoV-2 Strain Distribution


100%
80%
60%
40%
20%
0%
2020-Oct
2020-Dec
2021-Feb
2021-Apr
2021-Jun
2021-Aug
2021-Oct
Beta
20I (Alpha, V1)
Alpha
Gamma
20A
20B
Original Wuhan strain
(9 clades)
21A (Delta)
Delta reported to be
96% of global variants

- Delta variant has replaced nearly all other variants globally
- Vaccines based on the original Wuhan strain have shown good protection against Delta
- Unknown whether new strains will emerge and displace Delta – will new vaccines be required?

Data from nextstrain.org/ncov/gisaid/global, accessed 10/6/2021

ORAGENICS

COVID-19 Vaccine Commercial Analysis
Target populations are increasingly vaccinated


Share of people vaccinated against COVID-19, Nov 5, 2021
Alternative definitions of a full vaccination, e.g. having been infected with SARS-CoV-2 and having 1 dose of a 2-dose protocol, are ignored to maximize comparability between countries.
Our World in Data
Share of people fully vaccinated against COVID-19
Share of people only partly vaccinated against COVID-19
Spain
80%
81%
Canada
75%
3.9%
79%
Japan
73%
4.7%
78%
Italy
72%
5.5%
77%
France
68%
7.8%
76%
Australia
67%
8.1%
75%
United Kingdom
67%
6.4%
74%
Germany
66%
69%
United States
57%
9.2%
66%
World
39%
11%
50%
0%
10%
20%
30%
40%
50%
60%
70%
80%
Source: Official data collated by Our World in Data. This data is only available for countries which report the breakdown of doses administered by first and second doses in absolute numbers.
CC BY

- Populations in target high-income countries are receiving "primary" immunization
- Opportunities for new vaccines are as booster doses or primary immunization of young children

COVID-19 Vaccine Commercial Analysis
Competitive landscape

- **Most competitive vaccine market ever**
  - 129 Marketed/clinical-stage vaccines
    - 45 Clinical-stage protein subunit vaccine candidates (same type as Terra CoV-2)
    - 9 Clinical-stage intranasal vaccines
  - 194 Preclinical-stage vaccine candidates
- **Late market entrants need to differentiate their vaccine**
  - Improve reduction in transmission of virus
  - Provide needle-free administration options
  - Fit with future target markets
    - "Best booster" for seropositives
    - Routine childhood immunization schedule
  - Protect against dominant variant

Pipeline figures from WHO COVID-19 Vaccine Tracker: www.who.int/teams/blueprint/covid-19/covid-19-vaccine-tracker-and-landscape, dated 11/5/2021

COVID-19 Vaccine Commercial Analysis
Intranasal vaccine pipeline is limited and earlier stage

Clinical-stage Intranasal Vaccine Candidates vs. Oragenics' Terra Cov-2

Organization	Organization Type	Vaccine Candidate	Vaccine Type	Clinical Stage
Precision Viralogics/ Bharat Biotech	US private biotech/ Indian vaccine manufacturer	BBV154	Live chimpanzee adenovirus	Phase 2
Oxford University/ Astra Zeneca	UK university/ Big Pharma	Vaxzevria/AZD1222 (marketed for intramuscular injection)	Live chimpanzee adenovirus	Phase 1
Codagenix / Serum Institute of India	US private biotech/ Indian vaccine manufacturer	COVI-VAC	Live attenuated SARS-Cov-2 virus	Phase 1
Meissa Vaccines	US private biotech	MV-014-212	Live respiratory syncytial virus	Phase 1
CyanVac	US private biotech	CVXGA1	Live parainfluenza-5 virus	Phase 1
Oragenics	*US public biotech*	*Terra CoV-2*	*Protein subunit + BDX-300/301 adjuvant*	*Preclinical*

- All competing intranasal vaccine candidates are based on live viruses
- Live virus vaccines have more safety risks with immunocompromised, pregnant women and young children.
- Indian manufacturers may have challenges obtaining approval in US & EU

From WHO COVID-19 Vaccine Tracker: www.who.int/teams/blueprint/covid-19/covid-19-vaccine-tracker-and-landscape, dated 11/5/2021
List excludes 4 vaccine candidates from Cuba, Hong Kong University, Iran and Mexican veterinary vaccine company.

COVID-19 Vaccine Commercial Analysis

Potential benefits of intranasal COVID vaccines are well-recognized

COVID-19 vaccines: could a squirt up the nose be just as good as a shot in the arm?

There are several COVID-19 vaccines being used around the world, but all need to be injected and some need ultra-cold refrigeration. Could next-generation intranasal vaccines be a quicker and easier way of protecting ourselves?

24 March 2021 – by Priya Joi

Gavi The Vaccine Alliance

MEDPAGE TODAY

Can Intranasal COVID Vaccines Help Stop the Spread?

— It's time for new approaches to fighting this virus

by Daniel Teres, MD, and Martin A. Strosberg, PhD September 5, 2021

pharmaceutics

Review

Can the Nasal Cavity Help Tackle COVID-19?

Bissera Pilicheva [1,2,*] and Radka Boyuklieva [1] 3 October 2021

Pharmaceutics **2021**, *13*, 1612. https://doi.org/10.3390/pharmaceutics13101612

VIEWPOINT: COVID-19

Scent of a vaccine

Intranasal vaccination should block SARS-CoV-2 transmission at the source

By **Frances E. Lund**[1] *and* **Troy D. Randall**[2]

SCIENCE 23 JULY 2021

STAT

A snort or a jab? Scientists debate potential benefits of intranasal Covid-19 vaccines

By Helen Branswell[1 2] Aug. 10, 2021

COVID-19 Vaccine Commercial Analysis
Protein subunit vaccine pipeline

Late-stage Protein Subunit Vaccine Candidates vs. Oragenics' Terra Cov-2

Company	Company Type	Adjuvant	Route Admin.	Clinical Stage
Medigen	Taiwanese vaccine manufacturer	CpG 1018 (Dynavax)	Intramuscular (IM) injection	EUA (Taiwan)
Novavax	US public biotech	Matrix-M (Novavax)	IM injection	EUA (Indonesia)
Sanofi Pasteur	Big Pharma	AS03 (GSK)	IM injection	Phase 3
Clover	Chinese public biotech	CpG 1018 (Dynavax)	IM injection	Phase 3
SK Parma	Korean vaccine manufacturer	AS03 (GSK)	IM injection	Phase 3
Medicago	Canadian biotech	AS03 (GSK)	IM injection	Phase 3
Oragenics	*US public biotech*	*TQL1055 (Adjuvance)*	*IM injection*	*Preclinical*

EUA = Emergency Use Authorization

From WHO COVID-19 Vaccine Tracker: www.who.int/teams/blueprint/covid-19/covid-19-vaccine-tracker-and-landscape, dated 11/5/2021

- Six late-stage protein subunit candidates with adjuvants are progressing toward approval
- An additional 6 protein subunit candidates are in Phase 1 & 2 studies (from companies located in high-income countries)
- Given intense competition for protein subunit vaccines administered by intramuscular injection, Oragenics has decided to focus on its intranasal vaccine candidate

COVID-19 Vaccine Commercial Summary
Terra CoV-2 commercial opportunity

- **Focus on intranasal Terra CoV-2 candidate**
  - Less competition and more opportunities to differentiate
- **Establish first as preferred booster dose**
  - Reduce virus transmission at source of infection (mucosal surfaces)
  - Needle-free
  - Advantages of protein subunit intranasal vaccine versus live viral vaccines
- **Develop for routine childhood immunization**
  - Longer-term objective
  - Needle-free option appreciated by kids and parents
  - Easier to fit needle-free into crowded immunization schedule

ORAGENICS

Terra CoV-2 Development Status



Differentiation & Rapid Response Through Multi-Partner Collaboration


• WU sequence
• 2P substitution
• Licensed to Pfizer/BioNTech, Moderna
• Sequence -> Stable Cell Line in 6-8 wks
• Platform mfg process
NIH Intellectual Property
NRC Cell Line & Platform
ORAGENICS
Inspirevax BDX301 Adjuvant
Biodextris Mfg Partner
• IgA (mucosal) Ab
• IgG (systemic) Ab
• BDX adjuvant family has clinical record
• Closely Aligned with NRC
• Small agile CDMO
• Phase 1 program

This purpose-built partnership established by Oragenics will enable us to:

- **Swiftly address new variants** as they arise
- Combine the **immunological properties of the NIH construct** with the **NRC's swift expression platform**
- **Jumpstart IND-enabling studies** by being able to manufacture spike antigens quickly

Next steps: preclinical animal studies, including:

- ✓ mouse immunogenicity study (complete)
- o hamster viral challenge study (in-progress)
- o rabbit pilot study (in-progress)
- o rabbit toxicology study (planning stage)

The data from these studies will be needed for our **IND application**

Vaccine Program CMC Updates

Activity	Status
National Research Council of Canada (Licensor of Cell Line & Platform)	
• Important partner to Oragenics/Biodextris	Supporting R&D activities to de-risk development and critical path activities
• Areas of program support	Process -> Methods -> Characterization -> Cell Line Development -> R&D
• Clonal cell line development program	In-progress for Wuhan (WU) antigen; planned for Delta antigen
• Hamster Challenge Study	In-life completed; data anticipated Nov. 30th
• Journal publication opportunity:	Oragenics-NRC-Inspirevax collaboration (NRC lead)
• GLP-Tox Enabling Pilot Rabbit Study	In-life on-going; data anticipated Dec. 30th
Biodextris (Antigen Manufacturer)	
• 3 Stable Cell GMP Banks produced (WU+Beta+Delta)	In-Progress; Being Released
• Process & Methods tech transfer from NRC/Oragenics to Biodextris	Complete (process), In-Process (Methods)
• Materials Procurement	De-risked & largely complete
• Current focus of CMC activities; timing of IND submission	WU+IN administration); est. April 2022 (Delta available if needed)
Inspirevax (Adjuvant Technology)	
• GMP BDX301 availability	Available
• Nasal delivery device selection	In-Progress
• Final clinical kit fill/finish	Planning Stage

ORAGENICS



Corporate Status Update

Capitalization

	Common Stock Equivalents
Common Stock Outstanding	116,394,806
Series A and Series B Convertible Preferred (As Converted)	2,261,703
Warrants (WAEP $1.42)	18,040,572
Reserved for issuance under stock incentive plan	8,009,250
Total	144,706,331

Cash	$30.0M

The Information is as of September 30, 2021. The Series A and B Preferred stock have no price based down-round protection for the conversion price and carry no accrued dividend.

Company Summary

- SARS-CoV-2 spike protein vaccine technology licensed from NIH expected to enter human clinical studies in 2022; potential long-lasting protection against SARS-CoV-2, new variants and perhaps other coronaviruses
- NRC's swift expression platform in combination with NIH constructs accelerates high-yield production of spike protein antigens to combat existing and emerging variants
- Potentially improved vaccine access through development of intranasal delivery technology and adjuvant
- Multibillion-dollar market for COVID-19 vaccines likely to accommodate multiple players, particularly in the post-pandemic period
- Cash through 3Q22
- Novel class of peptide antibacterial compounds called lantibiotics
    - Activity against a variety of multidrug-resistant infections, believed to be the next human health crisis

Oragenics, Inc.
4902 Eisenhower Blvd., Suite 125
Tampa, FL 33634
www.oragenics.com

For More Information

Corporate
Michael Sullivan
Chief Financial Officer
813.286.7900 ext. 246
msullivan@oragenics.com

Investors:
Kim Golodetz, Senior Vice President, Principal
LHA Investor Relations: Results that Matter
T: 212.838.3777 | KGolodetz@lhai.com

NYSE American: **OGEN**

November 2021